UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2019
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Federal Signal Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (630) 954-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	FSS	New York Stock Exchange

  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01	Other Events.
As previously reported in the Current Report on Form 8-K filed May 15, 2019, a subsidiary of Federal Signal Corporation (the “Company”) entered into a definitive agreement (the “Agreement”) to acquire substantially all of the assets and operations of Mark Rite Lines Equipment Company, Inc., a U.S. manufacturer of truck-mounted and ride-on road-marking equipment, including its wholly-owned subsidiary HighMark Traffic Services, Inc. (the “Acquisition”). On July 1, 2019, the Acquisition closed pursuant to the terms and conditions of the Agreement.
A copy of the press release issued by the Company in relation to the closing of the Acquisition is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
	99.1	Federal Signal Corporation Press Release, dated July 2, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Dated: July 2, 2019	By:	/s/ Ian A. Hudson
Ian A. Hudson, Senior Vice President and Chief Financial Officer